(MERRILL LYNCH)                        COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                          $[313,425,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AB3

                                  [SURF LOGO]

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                   U.S. BANK
                                    TRUSTEE

                              NOVEMBER [16], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                           ORIGINATOR/      ORIGINATOR/       ORIGINATOR/
                                            SOURCE 1          SOURCE 2         SOURCE 3        AGGREGATE
                                                                                               ---------
                                                                                               SURF 2005-
Description (expected bbg ticker)                                                                 AB3
------------------------------------------------------------------------------------------------------------
Originator                                                                                       Multi
Dealer Shelf                                                                                      MLMI
Dealer                                                                                             ML
Largest Servicer                                                                                    Wilshire
FICO avg                                                                                                 690
FICO stdev                                                                                             41.45
FICO < 500                                                                                                 0
FICO < 560                                                                                                 0
10th Percentile FICO                                                                                     637
90th Percentile FICO                                                                                     746
CLTV avg                                                                                                81.8
CLTV >80%                                                                                              36.47

SS CLTV (incl. silent second LTVs)                                                                     88.16
% With Silent 2nds                                                                                     33.59
10th Percentile CLTV                                                                                      72
90th Percentile CLTV                                                                                      95
Full Doc %                                                                                             32.49
Loan Bal avg (000s)                                                                                    201.4
DTI %                                                                                                  40.84
DTI >45%                                                                                               32.87
Purch %                                                                                                51.03
Cash Out %                                                                                             43.73
Fxd %                                                                                                  21.14
3 yr ARM >=                                                                                            19.95
WAC                                                                                                  6.73027
WAC stdev                                                                                             0.8278
1st Lien %                                                                                               100
MI %                                                                                                   36.33
MI Insurer                                                                                        NO(63.67%)
CA %                                                                                                    25.3
Sng Fam %                                                                                              68.82
Invt Prop %                                                                                            10.32
MH %                                                                                                    0.02
IO%                                                                                                    37.48
2yr IO%                                                                                                24.77
IO non-full doc %                                                                                      25.05
2-4 Family %                                                                                           10.94
Prim Occ                                                                                               86.85
<$100K Bal %                                                                                             7.2
2-yr Prepay Penalty %                                                                                  38.75
% of 40-year loans                                                                                         0
Initial Target OC %
Total C/E% Aaa
Total C/E% Aa2
Total C/E% A2
Mth 37 Loss Trig
Moody's Base Case Loss
S&P single-B FF/LS                                                                                      0.54
Fitch single-B FF/LS                                                                                     1.5

                                                                                              INVT PROP   1ST LIEN   % WITH
ORIGINATOR/ SOURCE          WA LTV   WA CLTV   WA SS CLTV   FICO    WAC    % BAL.   PURCH %       %           %      S.2NDS    CA%
------------------          ------   -------   ----------   ----   -----   -----    -------   ---------   --------   ------   -----
Wilmington Finance, Inc.    79.99     79.99       85.61      693   6.396   34.75     35.34        3.8        100      29.09   18.44
MILA, Inc.                  85.37     85.37        93.6      694   6.999   28.42     73.18       11.7        100      43.24    16.1
United Pacific Mortgage     78.39     78.39       78.99      679   6.522   12.63     27.39      14.62        100       4.48   83.19
Other                       81.98     81.98       90.23      686   7.004   24.19      59.9      15.81        100      43.92   15.73
                            -----     -----       -----      ---   -----   -----     -----      -----        ---      -----   -----
TOTAL:                       81.8      81.8       88.16      690    6.73     100     51.03      10.32        100      33.59    25.3
                            =====     =====       =====      ===   =====   =====     =====      =====        ===      =====   =====

                            FULL DOC                    DTI%       %
ORIGINATOR/ SOURCE             %        IO%    DTI%    > 45     WITH MI
------------------          --------   -----   -----   -----    -------
Wilmington Finance, Inc.      40.38    26.82   41.23   36.28     35.66
MILA, Inc.                    27.29    39.89   40.87   31.77      46.5
United Pacific Mortgage       35.01    48.64   41.61   39.21     33.64
Other                         25.94    44.13   39.73   25.97     26.75
                              -----    -----   -----   -----     -----
TOTAL:                        32.49    37.48   40.84   32.87     36.33
                              =====    =====   =====   =====     =====


                                                                                                          INVT PROP   1ST LIEN
DOCUMENTATION         WALTV        WACLTV      WA SS CLTV      WAFICO      WAC      % BAL.    PURCH %         %           %
-------------         -----        ------      ----------      ------     -----     ------    -------     ---------   --------
Full                  82.01        82.01          87.13         694       6.411     32.49      40.14        10.95        100
Non-Full              81.69        81.69          88.66         688       6.884     67.51      56.28        10.02        100
                      -----        -----          -----         ---       -----     -----      -----        -----        ---
Total                  81.8         81.8          88.16         690        6.73       100      51.03        10.32        100
                      =====        =====          =====         ===       =====     =====      =====        =====        ===

                      % WITH             FULL DOC                         DTI%       %
DOCUMENTATION         S.2NDS      CA%        %       IO%       DTI %      > 45    WITH MI
-------------         ------     -----   --------   -----      -----     -----    -------
Full                  26.55      25.69       100    38.26      40.65     34.69      40.2
Non-Full              36.97      25.11         0     37.1      40.93        32     34.47
                      -----      -----     -----    -----      -----     -----     -----
Total                 33.59       25.3     32.49    37.48      40.84     32.87     36.33
                      =====      =====     =====    =====      =====     =====     =====


                                                                                                          INVT PROP   1ST LIEN
INTEREST ONLY         WALTV        WACLTV      WA SS CLTV      WAFICO      WAC      % BAL.    PURCH %         %          %
-------------         -----        ------      ----------      ------     -----     ------    -------     ---------   --------
24                    83.09        83.09          96.74         694       6.832      9.08      75.71          0         100
36                    86.67        86.67          92.86         694       6.534      1.76      40.93          0         100
60                    81.48        81.48          86.66         685        6.49     22.13      38.91         3.75       100
Other IO              79.44        79.44          95.98         706       6.972      4.51      89.08        11.66       100
Non-IO                81.76        81.76          86.75         690       6.789     62.52      49.28        14.34       100
                      -----        -----          -----         ---       -----     -----      -----        -----       ---
Total                  81.8         81.8          88.16         690        6.73       100      51.03        10.32       100
                      =====        =====          =====         ===       =====     =====      =====        =====       ===

                      % WITH             FULL DOC                         DTI%        %
INTEREST ONLY         S.2NDS     CA%         %        IO%      DTI %      > 45     WITH MI
-------------         ------    -----    --------    ----      -----      -----    -------
24                    69.94     30.05         20       100     41.28      35.85     27.49
36                    32.62     11.95      63.54       100     41.17      40.93     49.43
60                    27.38     50.15      39.23       100     41.51      38.08        33
Other IO              86.63      2.65      18.02       100     39.93      20.51      1.31
Non-IO                26.71     17.82      32.08         0     40.55      31.26     40.95
                      -----     ------     -----     -----     -----      -----     -----
Total                 33.59      25.3      32.49     37.48     40.84      32.87     36.33
                      =====     ======     =====     =====     =====      =====     =====


                                                                                                          INVT PROP   1ST LIEN
FICO                  WALTV        WACLTV      WA SS CLTV      WAFICO      WAC      % BAL.    PURCH %         %          %
----                  -----        ------      ----------      ------     -----     ------    -------     ---------   --------
0-499
500-559
560-599
600-639               75.38        75.38          82.35         630        6.65     12.32      33.27         6.34       100
640-679               81.38        81.38          87.77         662       6.863     32.75      45.84        10.32       100
680>=                 83.48        83.48           89.7         720       6.669     54.94      58.11        11.21       100
                      -----        -----          -----         ---       -----     -----      -----        -----       ---
Total                  81.8         81.8          88.16         690        6.73       100      51.03        10.32       100
                      =====        =====          =====         ===       =====     =====      =====        =====       ===

                      % WITH              FULL DOC                         DTI%       %
FICO                  S.2NDS      CA%        %        IO%      DTI %      > 45     WITH MI
----                  ------     -----    --------   ----      -----      -----    -------
0-499
500-559
560-599
600-639                36.33     37.57     33.53     39.04     41.99     38.48          0
640-679                34.57     26.43     32.22     32.68      40.2     32.38      32.79
680>=                  32.39     21.87     32.42     39.99     40.95     31.91      46.59
                       -----     -----     -----     -----     -----     -----      -----
Total                  33.59      25.3     32.49     37.48     40.84     32.87      36.33
                       =====     =====     =====     =====     =====     =====      =====


                                                                                                          INVT PROP  1ST LIEN
LOW BALANCE            WALTV       WACLTV      WA SS CLTV      WAFICO      WAC      % BAL.    PURCH %         %          %
-----------            -----       ------      ----------      ------     -----     ------    -------     ---------  --------
<80,000                82.28       82.28          89.31         689       7.588      3.21      63.06        22.52       100
80,000-100,000         83.35       83.35          92.35         688       7.219      4.02      61.06        15.71       100
100,000>=              81.71       81.71          87.94         690       6.679     92.77      50.18         9.66       100
                       -----       -----          -----         ---       -----     -----      -----        -----       ---
Total                   81.8        81.8          88.16         690        6.73       100      51.03        10.32       100
                       =====       =====          =====         ===       =====     =====      =====        =====       ===

                       % WITH              FULL DOC                        DTI%        %
LOW BALANCE            S.2NDS      CA%         %       IO%      DTI %     > 45     WITH MI
-----------            ------     -----    --------   -----     -----     -----    -------
<80,000                 35.75      0.72     47.11      8.01     36.15     17.45     38.95
80,000-100,000          44.95      1.97     39.24     12.69     37.04     18.05     33.67
100,000>=               33.02     27.16     31.69     39.57     41.16     34.05     36.36
                        -----     -----     -----     -----     -----     -----     -----
Total                   33.59      25.3     32.49     37.48     40.84     32.87     36.33
                        =====     =====     =====     =====     =====     =====     =====


                                                                                         INVT PROP  1ST LIEN   % WITH
LIEN POSITION       WALTV     WACLTV    WA SS CLTV    WAFICO    WAC   % BAL.   PURCH %       %          %      S.2NDS     CA%
-------------       -----     ------    ----------    ------   ----   ------   -------   ---------  --------   ------    ----
1st Lien            81.8       81.8        88.16       690     6.73     100     51.03      10.32       100      33.59    25.3
2nd Lien
                    ----       ----        -----       ---     ----     ---     -----      -----       ---      -----    ----
Total               81.8       81.8        88.16       690     6.73     100     51.03      10.32       100      33.59    25.3
                    ====       ====        =====       ===     ====     ===     =====      =====       ===      =====    ====

                    FULL DOC                     DTI%       %
LIEN POSITION          %        IO%     DTI %    > 45    WITH MI
-------------       --------   -----    -----    ----    -------
1st Lien             32.49     37.48    40.84    32.87    36.33
2nd Lien
                     -----     -----    -----    -----    -----
Total                32.49     37.48    40.84    32.87    36.33
                     =====     =====    =====    =====    =====

                                                                           INVT PROP   1ST LIEN    % WITH             FULL DOC
WACLTV             WA SS CLTV     WAFICO       WAC      % BAL.   PURCH %       %           %       S.2NDS     CA%        %
------             ----------     ------      -----     ------   -------   ---------   --------    ------    -----    --------
80-85%               85.33          693       6.443      5.27     32.64      16.98        100       9.64     44.34     30.11
85-90%               89.87          708       6.889     16.88     55.81      23.83        100       1.76     28.11     28.76
90-95%               94.66          702       7.101      7.94     51.27      11.86        100          0     14.17     41.89
95-100%              99.75          706       7.498      6.38     67.46          0        100          0      7.18     52.25

                                         DTI%         %
WACLTV              IO%       DTI %      > 45      WITH MI
------             -----      -----      ----      -------
80-85%             41.23      40.38      36.69        100
85-90%             28.94      39.92      30.42      99.92
90-95%              27.3      42.17      34.53        100
95-100%            24.51      40.74      34.76      97.99


                                                   INVT PROP  1ST LIEN   % WITH           FULL DOC                    DTI%      %
SSCLTV            WAFICO   WAC   % BAL.  PURCH %       %          %      S.2NDS    CA%       %        IO%    DTI %    > 45   WITH MI
------            ------  -----  ------  -------   ---------  --------   ------   -----   --------   ----    -----   -----   -------
80-85%             692    6.357    5.05   25.91      12.65       100       5.85   40.02    31.07     41.12   41.38   35.24    94.15
85-90%             706    6.873   18.09   55.34      23.61       100       8.31   26.24    28.22     30.88   40.18    32.3    92.69
90-95%             697    6.999   10.54   51.82      10.98       100      24.65   14.99    35.58     31.53    41.3   29.66    79.77
95-100%            690    6.909   35.49   79.04       1.07       100      82.02   10.68    31.63     46.46   41.48   35.24    18.02

                                                                                                      INVT PROP   1ST LIEN   % WITH
COUPON-ARM              WALTV       WACLTV     WA SS CLTV     WAFICO     WAC      % BAL.    PURCH %       %          %       S.2NDS
----------              -----       -----      ----------     ------    -----     ------    -------   ---------   --------   ------
<8%                     82.04       82.04         89.33        687      6.647     93.05      54.65       9.11       100       38.55
8-9%                    91.26       91.26         94.31        693      8.444      6.01      85.63      41.89       100       16.09
9-10%                   92.85       92.85         93.82        700      9.313      0.94      77.74       55.6       100       13.31
10-11%
11-12%
12-13%
13-14%
>14%

                                FULL DOC                      DTI%        %
COUPON-ARM               CA%       %        IO%     DTI %     > 45     WITH MI
----------              -----   --------    -----   ------    -----    -------
<8%                     28.38    28.63      47.87    41.14    32.95     34.46
8-9%                     15.9    22.64      21.42    37.79    29.11      77.1
9-10%                   11.84      9.1      26.78    39.08    11.84     97.92
10-11%
11-12%
12-13%
13-14%
>14%


                                                                                                     INVT PROP   1ST LIEN    % WITH
COUPON-FIXED RATE       WALTV      WACLTV     WA SS CLTV     WAFICO     WAC      % BAL.    PURCH %       %           %       S.2NDS
-----------------       -----      ------     ----------     ------    -----     ------    -------   ---------   --------    ------
<8%                     78.13      78.13         82.25        699      6.479      96.53     29.14       5.49        100      21.08
8-9%                    86.84      86.84         90.45        680      8.412       3.47     47.56      15.79        100      18.93
9-10%
10-11%
11-12%
12-13%
13-14%
>14%

                                FULL DOC                     DTI%        %
COUPON-FIXED RATE        CA%       %        IO%     DTI %    > 45     WITH MI
-----------------       ----    --------   ----     -----    ----     -------
<8%                     17.6     49.52      5.12     40.7    34.89     30.57
8-9%                     4.8     31.68     13.04    36.01    14.44     57.46
9-10%
10-11%
11-12%
12-13%
13-14%
>14%

                                                                                                          % WITH
TOP 20 CITIES           % OF TOTAL BAL    # OF LOANS        LOAN BAL       AVG LOAN BAL      WA LTV         2ND         WAFICO
-------------           --------------    ----------      -----------      ------------      ------       ------        ------
Chicago IL                   3.86              48         12506612.83       260554.43        85.396         35.6        702.44
Las Vegas NV                 2.93              40          9480228.84       237005.72        81.938         5.43        692.46
Los Angeles CA               1.27              13          4106475.84       315882.76        76.974         4.68         684.5
San Jose CA                  0.94               7          3032680.92       433240.13        78.293        59.37         692.9
Houston TX                   0.89              28          2871396.23       102549.87          83.4         45.6        691.71
Santa Ana CA                 0.79               5          2547785.65       509557.13        82.527            0        687.62
Phoenix AZ                   0.75              16          2443734.64       152733.42        82.666        44.34        689.12
Sacramento CA                0.75               8          2434822.39        304352.8        80.372            0        654.45
Miami FL                     0.74               9          2405234.72        267248.3        79.723        28.58        656.37
Brooklyn NY                  0.73               7          2355255.46       336465.07        69.616            0        740.31
Bowie MD                     0.55               4          1788691.93       447172.98        85.526            0        699.07
San Bernardino CA            0.54               8          1753229.07       219153.63        78.473        11.18        665.77
Orlando FL                   0.52               9           1685541.5       187282.39        84.179         26.5        686.35
Bronx NY                     0.49               5          1593604.16       318720.83        81.057        43.83        662.74
Stockton CA                  0.48               5             1564210          312842        84.326        55.03        675.65
Oakland CA                   0.48               4          1544236.76       386059.19        85.656            0        662.83
Riverside CA                 0.45               4          1451532.68       362883.17         80.94            0        744.24
Pomona CA                    0.44               6          1427726.18       237954.36        77.221            0        699.27
Escondido CA                 0.43               3          1394560.87       464853.62        81.888        27.82        679.55
Salinas CA                   0.42               3          1374525.29        458175.1        74.694            0        699.15


                                                                                                          % WITH
TOP 10 STATES           % OF TOTAL BAL    # OF LOANS         LOAN BAL      AVG LOAN BAL      WA LTV         2ND         WAFICO
-------------           --------------    ----------       -----------     ------------      ------       ------        ------
California                   25.3             251          81973657.29      326588.28        78.654        15.29        682.76
Illinois                     9.26             134          30014705.95      223990.34         87.14         31.9        702.64
New York                     5.91              61          19166063.73      314197.77        76.317        33.35        698.51
Florida                       5.8             105          18803632.85      179082.22        80.275        41.63         684.3
Texas                        5.59             139          18106124.88      130259.89        85.347        48.77        695.61
Nevada                       4.13              53          13369672.48      252257.97        82.264        20.03        701.74
Ohio                         3.35              85          10860619.94         127772        82.731        56.38        675.87
Arizona                      3.23              55          10453416.54      190062.12        85.401        28.37        680.37
Michigan                     2.79              71           9048890.47      127449.16        84.864        48.99        687.68
Maryland                     2.67              32            8655654.1      270489.19        86.451        20.81        700.93